EXHIBIT 99.1

GRANT PARK WEEKLY PERFORMANCE STATISTICS * 08/10/07
	Weekly ROR	MTD ROR	YTD ROR
Class A Units	-3.50%	-3.60%	-1.46%
Class B Units	-3.51%	-3.62%	-1.97%
* Subject to independent verification

      COMMENTARY FOR THE WEEK ENDED AUGUST 10, 2007

The Grant Park Futures Fund sustained trading losses during the past week, with the vast majority of setbacks coming from positions in the currency sector.  Energy, metals and stock index positions also experienced setbacks.

Long positions in the euro zone currencies were dealt losses after the European Central Bank injected $130 billion into the banking system in an effort to calm investors’ fears over a possible credit squeeze.  The euro began the week at higher levels but weakened materially as the ECB intervened in order to head off a possible liquidity crunch after overnight interest rates soared on reports that the French bank BNP Paribas was experiencing problems due to its exposure to the U.S. mortgage market.  Long positions in the euro relative to the U.S. dollar lost ground; cross-rate positions also lost ground as the Japanese yen rallied against the euro.  Long positions in the New Zealand dollar and British pound lost ground after those currencies weakened against the greenback.  Short positions in the U.S. dollar also reported losses for the week.

Despite forecasts of rising demand and shrinking inventories, prices for energy products were lower on the week as investors cut long positions in commodities markets in an effort to reduce their exposure to risk.  Crude oil prices on NYMEX fell 3.5% during the week as mounting concerns over the condition of global credit markets forced investors to liquidate some of their positions.  Heating oil prices also fell, adding to losses.  The sell-off in commodities extended to the metals sector as well, resulting in losses to Grant Park’s long positions in the copper and gold markets.

Lastly, global equities prices experienced a volatile week, resulting in losses to long positions in the sector.  The problems in the credit markets led to lower prices for European share markets, particularly in the financial sector.  Analysts also suggested that the intervention by the ECB and the U.S. Federal Reserve (which added more than $70 billion to the U.S. banking system over the last two days of the week) caused investors to worry

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS
FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE, OFFERING BY PROSPECTUS ONLY

INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL. IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION. DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

555 West Jackson Blvd, Suite 600
Chicago, IL 60661
(312) 756-4450 • (800) 217-7955 • FAX (312) 756-4452
Performance Hotline: (866) 516-1574
 website: www.dearborncapital.com
e-mail: funds@dearborncapital.com

that the problems in the credit market might be more widespread than was previously thought.    Positions in the S&P Composite Index and Hong Kong Hang Seng sustained the largest losses in the sector.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS
FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE, OFFERING BY PROSPECTUS ONLY

INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL. IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION. DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

555 West Jackson Blvd, Suite 600
Chicago, IL 60661
(312) 756-4450 • (800) 217-7955 • FAX (312) 756-4452
Performance Hotline: (866) 516-1574
 website: www.dearborncapital.com
e-mail: funds@dearborncapital.com